UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2008

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10967	36-3161078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 875-7450

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

First Midwest Bancorp, Inc. (the “Company”) is furnishing certain investor relations materials included as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Item 7.01. This information will be available at the Company’s website, http://www.firstmidwest.com/aboutinvestor_overview.asp.

The Company is not undertaking any duty to update this information after the date of this Report. This Report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits

The following Exhibit is furnished as part of this Current Report on Form 8-K.

99.1	First Midwest Bancorp, Inc. Selected Ratios, May 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: May 13, 2008	/s/ Cynthia A. Lance
Cynthia A. Lance Executive Vice President and Corporate Secretary

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